Statement of Additional Information Supplement	August 7, 2018

Putnam Mortgage Securities Fund - Statement of Additional Information dated April 19, 2018

Item (8) of the section INVESTMENT RESTRICTIONS and the related disclosure in that section is restated as follows:

(8) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry, except that the fund will normally invest more than 25% of its total assets in mortgage-backed securities that are privately issued or guaranteed by the U.S. government or its agencies or instrumentalities.

For purposes of the fund’s fundamental policy on industry concentration (#8 above), Putnam Investment Management, LLC ("Putnam Management"), the fund's investment manager, determines the appropriate industry categories and assigns issuers to them, informed by a variety of considerations, including relevant third party categorization systems. Industry categories and issuer assignments may change over time as industry sectors and issuers evolve. Portfolio allocations shown in shareholder reports and other communications may use broader investment sectors or narrower sub-industry categories.

For purposes of applying the terms of the fund’s fundamental policy on industry concentration (#8 above), “mortgage-backed securities that are privately issued or guaranteed by the U.S. government or its agencies or instrumentalities” means any security, instrument or other asset that is related to U.S. or non U.S. mortgages, including those issued by private originators or issuers, or issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, such as, without limitation, securities representing interests in, collateralized or backed by, or whose values are determined in whole or in part by reference to any number of mortgages or pools of mortgages or the payment experience of such mortgages or pools of mortgages, including REMICs, which could include resecuritizations of REMICs, mortgage pass-through securities, inverse floaters, collateralized mortgage obligations, collateralized loan obligations, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (generally interest-only and principal-only securities), mortgage-related asset backed securities and mortgage-related loans (including through participations, assignments, originations and whole loans), including commercial and residential mortgage loans. Such mortgage loans may include reperforming loans, which are loans that have previously been delinquent but are current at the time securitized. Exposures to mortgage-related assets through derivatives or other financial instruments will be considered investments in mortgage-backed securities that are privately issued or guaranteed by the U.S. government or its agencies or instrumentalities.

SAI supplement – 8/18